                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         ATLANTIC PREMIUM BRANDS, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                         ATLANTIC PREMIUM BRANDS, LTD.
                           650 DUNDEE ROAD, SUITE 370
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 412-6200

Dear Stockholder:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Atlantic Premium Brands, Ltd., a Delaware corporation, to be held at 10:00 a.m. central time on Wednesday, July 31, 2002, at Edens Corporate Center, 650 Dundee Road, 2nd Floor, Northbrook, Illinois.

     The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. On behalf of our Board of Directors, I urge you to please complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote will be counted, if, for any reason, you are unable to attend. If your shares are held in the name of a broker, you should obtain a letter of identification from your broker and bring it to the meeting. In order to personally vote shares held in the name of your broker, you must obtain from the broker a proxy issued to you.

     We look forward to seeing you at the 2002 Annual Meeting of Stockholders.

                                          Sincerely,

                                          /s/ MERRICK M. ELFMAN
                                          Merrick M. Elfman
                                          Chairman
June 28, 2002

                         ATLANTIC PREMIUM BRANDS, LTD.
                           650 DUNDEE ROAD, SUITE 370
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 412-6200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The 2002 Annual Meeting of Stockholders of Atlantic Premium Brands, Ltd. will be held at Edens Corporate Center, 650 Dundee Road, 2nd Floor, Northbrook, Illinois on Wednesday, July 31, 2002, at 10:00 a.m. central time for the following purposes:

          1. To elect three (3) directors to our Board of Directors to serve for a term of three (3) years and until their respective successors are elected and qualified; and

          2. To consider and act upon such other business as may properly come before the meeting.

     Ten days prior to the 2002 Annual Meeting of Stockholders, a list of all stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at our office in Northbrook, Illinois.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.
                                          By Order of the Board of Directors

                                          /s/ TOM D. WIPPMAN
                                          Tom D. Wippman
                                          Secretary
Northbrook, Illinois
June 28, 2002

                         ATLANTIC PREMIUM BRANDS, LTD.
                           650 DUNDEE ROAD, SUITE 370
                           NORTHBROOK, ILLINOIS 60062
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 31, 2002

     This Proxy Statement is furnished on or about June 28, 2002 to stockholders of Atlantic Premium Brands, Ltd. in connection with the solicitation by our Board of Directors of proxies to be voted at the 2002 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. central time on Wednesday, July 31, 2002, at Edens Corporate Center, 650 Dundee Road, 2nd Floor, Northbrook, Illinois.

     The cost of soliciting proxies will be borne by us. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of our common stock, and normal handling charges may be paid for such forwarding service. Solicitation of proxies may be made by us by mail or by personal interview, telephone and telegraph by our officers and other management employees, who will receive no additional compensation for their services.

     Any stockholders giving a proxy pursuant to this solicitation may revoke it at any time prior to exercise of the proxy by giving notice of such revocation to the Secretary of our company at our executive offices at 650 Dundee Road, Suite 370, Northbrook, Illinois 60062, or by attending the meeting and voting in person.

     At the close of business on June 19, 2002, there were 6,734,391 shares of our Common Stock outstanding and entitled to vote at the meeting. Only stockholders of record on June 19, 2002, will be entitled to vote at the meeting, and each share will have one vote. As of June 19, 2002, our common stock was valued at $2.56 per share.

VOTING INFORMATION

     At the Annual Meeting votes will be counted by written ballot. A majority of the shares entitled to vote will constitute a quorum for purposes of the Annual Meeting. The election of our Board of Directors' nominees for directors will require the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote in the election of directors. Approval of any other business which may properly come before the Annual Meeting, or any adjournments thereof, will require the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote thereon. Under Delaware law and our certificate of incorporation and bylaws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the Annual Meeting, whether those stockholders vote "For," "Against" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast "For" each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote "Against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently. Broker non-votes will have the effect of reducing the number of shares considered present and entitled to vote on the matter.

     A stockholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees, or (iii) withhold authority to vote with respect to any nominee, by so indicating in the appropriate space on the proxy card.

     Proxies properly executed and received by us prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of specific direction from a stockholder, proxies will be voted for the election of all named director nominees. If a proxy indicates that all or a portion of the shares represented by such proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other proposals and will count for the purpose of determining the presence of a quorum.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Our Board of Directors currently consists of nine persons and will consist of nine persons following the Annual Meeting assuming the election of all of the nominees to our Board of Directors. Our Board of Directors is divided into three classes, each of whose members serves for a staggered three-year term. The terms of the current Class III Directors (Messrs. Miller, Sussna and Roth) expire with this Annual Meeting. Each of these individuals has been nominated as a Class III Director to be elected at the Annual Meeting. Each of the nominees, if elected, will serve for three years until the 2005 Annual Meeting of Stockholders and until a successor has been elected and qualified. The current Class I and II Directors will continue in office until the 2003 and 2004 Annual Meetings of Stockholders, respectively.

     The following table presents information concerning both persons nominated for election as directors of our company and continuing directors of our company, including their current membership on our Board of Directors' committees, principal occupations or affiliations during the last five years and certain other directorships held.

NOMINEES FOR DIRECTORS

Class III -- Directors to be Elected at the 2002 Annual Meeting:

     John A. Miller. Mr. Miller, age 48, has served as a director of our company since September 1993 and is currently a member of the Audit Committee and the Compensation Committee. Mr. Miller has served as President of North American Paper Company since 1988. Mr. Miller has been a director of Network Services Inc. since 1991, where he is a member of the Compensation Committee and Audit Committee, and he has been a director of the Becker Group, Ltd., a privately-held company in the mall decorations business ("Becker Group"), since 1998. Mr. Miller has also been a director of Sylvan Learning Systems, Inc. since 2001, where he is a member of the Audit Committee.

     Franklin M. Roth. Mr. Roth, age 60, was elected to our board of directors in August 2001. Mr. Roth was employed by Blue Ribbon Packing Co. in Houston, Texas, for 23 years. In 1986, Mr. Roth resigned as executive vice president of Blue Ribbon Packing Co. to become founder and president of Prefco Inc., a meat distribution company in Houston. In 1996, Mr. Roth was appointed president of Prefco. Corp. in connection with our acquisition of Prefco, Inc.

     Alan F. Sussna. Mr. Sussna, age 45, has served as a director, President and Chief Executive Officer of our company since March 1996. From 1991 through 1995, Mr. Sussna was a director of Bain & Company, a consulting firm. Through his association with Bain & Company and as a partner in the consulting firm of McKinsey & Company, he has opened offices as well as led those firms' Consumer Goods practices. In 2000, Mr. Sussna was elected to the board of directors of Opto-Lynx, an Indiana based high technology start-up. Mr. Sussna has also held industry positions as Executive Vice President -- Sales and Marketing for Jim Beam Brands and in product management at Frito-Lay, Inc.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Class I -- Directors Serving Until 2003 Annual Meeting:

     Eric D. Becker. Mr. Becker, age 40, served as Chairman of our company from September 1993 through July 1996, and he has been a director since 1991, the year our Company's business was purchased from a predecessor. Mr. Becker is also a co-founder and Managing Principal of Sterling Capital, Ltd., a private investment firm which was founded in 1984 ("Sterling Capital"), and since 1984, Mr. Becker has also been

Chairman and Vice President of Sterling Group, Inc., an affiliate of Sterling Capital ("Sterling Group"). Mr. Becker is also Chairman of Becker Group. Mr. Becker has also been a Principal of Sterling Advisors, LP ("Sterling Advisors") since 1984 and Managing Principal of Sterling Venture Partners since 1999. Additionally, Mr. Becker currently serves as a director and member of the Compensation Committee of Argent Trading, a venture backed private company.

     Brian Fleming. Mr. Fleming, age 56, has served as a director of our company since December 1997 and is currently a member of the Compensation Committee and Executive Committee. Mr. Fleming is Vice Chairman of Knauss Foods, a privately-held processor of meat products specializing in dried beef and meat snacks, a position he has held since June 2001. From 1998 to 2001, Mr. Fleming was the President of Knauss Foods. Prior to 1998, Mr. Fleming was the President and Chief Operating Officer of Knauss Snack Food Company, a privately-held meat snack company. Mr. Fleming is presently a director of The Decal Source, which designs and distributes decals for use in Nascar motor sports, a position he has held since 1998.

     G. Cook Jordan, Jr. Mr. Jordan, age 50, has served as a director of our company since September 1993 and he is a member of the Audit Committee and the Compensation Committee. Mr. Jordan is a co-founder and managing principal of Jordan, Knauff & Company, a private investment bank. From 1998 to 1999, Mr. Jordan was a general partner at CID Equity Partners, a venture capital investment fund. From 1996 through 1998, Mr. Jordan was a principal at C3 Holdings, LLC, a private investment firm. From 1988 through 1996, Mr. Jordan served as a Manager of Allstate Venture Capital, which was affiliated with Allstate Insurance Company. Mr. Jordan has also been a director at Day's Molding and Machinery, a plastic injection molder, since 1998, and he was a director at ACR Systems, Inc., a systems developer, from 1997 to 2001.

Class II -- Directors Serving Until 2004 Annual Meeting:

     Merrick M. Elfman. Mr. Elfman, age 43, is Chairman of our company, a position he has held since July 1996, and he has been a director of our company since 1993. Mr. Elfman is also a member of our Executive Committee. Mr. Elfman has been Chairman of Ecom Group, Inc., a privately-held distributor of specialty lighting products ("Ecom"), since 1998. He is also a Managing Partner of Sterling Capital Partners L.P., a private investment firm with which he has been involved since 1987.

     John T. Hanes. Mr. Hanes, age 65, has served as a director of our company since December 1997 and is a member of the Audit Committee and Executive Committee. From 1994 to the present, Mr. Hanes has served as President of The John T. Hanes Company, a management consulting firm, and he has been a director of Premier Valley Foods, a privately-held processor and marketer of the DelMonte brand of dried fruits, since 1998. From 1991 to 1994, Mr. Hanes served as the Chairman and President of Doskocil Companies/Wilson Foods Corporation, Incorporated, a publicly-held processor of pizza and other processed meat products, and he retired as its Chief Executive Officer.

     Steven M. Taslitz. Mr. Taslitz, age 43, has served as a director of our company since 1991. Mr. Taslitz is a co-founder and Managing Principal of Sterling Capital and Sterling Group, as well as a partner of Sterling Advisors. He has served as the President of Sterling Group since 1984. Mr. Taslitz is a director of Ecom and Becker Group.

BOARD COMMITTEES

     Our Board of Directors has established an Audit Committee, a Compensation Committee and an Executive Committee. There is no nominating committee. Selection of nominees for our Board is made by our entire Board of Directors.

     Since May 1998, our Audit Committee has been composed of Mr. Hanes, Mr. Jordan and Mr. Miller. Our Audit Committee is responsible for reviewing the internal accounting procedures of our company and the results and scope of the audit and other services provided by our company's independent auditors, consulting with our independent auditors and recommending the appointment of independent auditors to our Board of Directors. Our Audit Committee met two times during the year ended December 31, 2001; each member of our Audit Committee attended both meetings.

     Since April 1998, our Compensation Committee has been composed of Mr. Fleming, Mr. Jordan and Mr. Miller. Our Compensation Committee has the authority and performs all of the duties related to the compensation of our management, including determining policies and practices, changes in compensation and benefits for management, determination of employee benefits and all other matters relating to employee compensation, including matters relating to the administration of our 1999 Amended and Restated Stock Option Plan. Our Compensation Committee met two times during the year ended December 31, 2001; each member of our Compensation Committee attended both meetings.

     Since January 1, 2001, our Executive Committee has been composed of Mr. Elfman, Mr. Fleming and Mr. Hanes. Our Executive Committee develops and oversees our company's short-term business and management strategies. Our Executive Committee met eight times during the year ended December 31, 2001; each member of our Executive Committee attended all meetings.

ATTENDANCE AT MEETINGS

     During the year ended December 31, 2001, our Board of Directors held six meetings. All directors attended at least 75% of the meetings of our Board of Directors, except Mr. Becker, who attended four of the six meetings.

DIRECTORS' FEES

     Under our option plan, non-employee directors receive options to purchase 10,000 shares of common stock on January 1 of each year. In addition, in 2001, the members of our Audit Committee each received options to purchase 1,500 shares, the members of our Compensation Committee each received options to purchase 2,500 shares and the members of our Executive Committee each received options to purchase 9,000 shares. On October 1, 2000, we entered into an employment agreement with our chairman, Merrick M. Elfman. Mr. Elfman's compensation for his services as chairman pursuant to this agreement are included below in the "Summary Compensation Table" and a description of the material terms of this agreement are set forth below under the heading "Employment Agreements."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of our common stock as of June 19, 2002 by (1) each stockholder known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (2) each of our directors, (3) each of our Named Officers (as defined below), and (4) all of our directors and executive officers as a group. The information presented in the table is based upon the most recent filings with the Securities and Exchange Commission, referred to in this proxy statement as the SEC, by such persons or upon information otherwise provided by such persons to us.

     Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person possesses sole or shared voting or investment power and options that are currently exercisable or exercisable within 60 days. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below have sole investment and voting power with respect to their shares.

     The table lists applicable percentage ownership based on 6,734,391 shares of common stock outstanding as of June 19, 2002. Shares of common stock subject to options currently exercisable or exercisable within 60 days of June 19, 2002 are deemed outstanding for the purpose of calculating the percentage ownership of the person holding these options, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise noted, the address for each holder of five percent or more of our common stock listed below is: c/o Atlantic Premium Brands, Ltd., 650 Dundee Road, Suite 370, Northbrook, IL 60062.

                                                              SHARES BENEFICIALLY
NAMES OF BENEFICIAL OWNERS                                           OWNED          PERCENTAGE OWNED
--------------------------                                    -------------------   ----------------
Douglas L. Becker...........................................       405,957(1)             6.00%
Eric D. Becker..............................................       523,457(2)             7.66%
Merrick M. Elfman...........................................       569,859(3)             8.32%
Thomas M. Dalton............................................       382,438(4)             5.42%
Philip L. Glass.............................................       424,268(5)             6.30%
Bruce L. Goldman............................................       647,076(6)             9.61%
Rudolf Christopher Hoehn-Saric..............................       436,699(7)             6.46%
Alan F. Sussna..............................................       730,215(8)            10.09%
Steven M. Taslitz...........................................       597,629(9)             8.66%
Steven Englander............................................        50,559(10)           *
Brian T. Fleming............................................        71,250(11)            1.05%
John T. Hanes...............................................        68,150(12)            1.00%
G. Cook Jordan, Jr. ........................................       112,607(13)            1.65%
John A. Miller..............................................       231,905(14)            3.40%
Franklin M. Roth............................................       173,000(15)            2.54%
All directors and executive officers as a group (11
  persons)..................................................     3,511,069(16)           42.12%

---------------

  *  Less than one percent.

 (1) Includes 30,000 shares underlying currently exercisable options.

 (2) Includes 392,293 shares held by Mr. Becker's wife, Jill E. Becker, and 97,500 shares underlying currently exercisable options or options exercisable within 60 days.

 (3) Includes 115,500 shares underlying currently exercisable options or options exercisable within 60 days. Of the remaining 454,359 shares, 433,805 are held by Mr. Elfman and his wife jointly.

 (4) Includes 320,000 shares underlying currently exercisable options or options exercisable within 60 days.

 (5) Includes 145,740 shares held by the Glass International Ltd. Profit Sharing Plan and Trust dated July 1, 1983 (the "Trust"). Mr. Glass and his wife, Ellen V. Glass, are co-trustees and also the beneficiaries of the Trust. The remaining 278,528 shares are held by Mr. Glass and his wife jointly, either as joint tenants or tenants in common. The address for this shareholder is 20 N. Wacker, #3400, Chicago, IL 60606-3102.

 (6) Includes 250,346 shares held by Mr. Goldman and Mr. Taslitz as co-trustees of the KJT Gift Trust. Mr. Goldman disclaims beneficial ownership of the shares held by the KJT Gift Trust.

 (7) Includes 24,593 shares held by Mr. Hoehn-Saric as Trustee for the benefit of Gabriella Hoehn-Saric and 21,519 shares held by him as Trustee for the benefit of Rudolph Christopher Hoehn-Saric, Jr. Also includes 30,000 shares underlying currently exercisable options or options exercisable within 60 days.

 (8) Includes 175,528 shares held by Mr. Sussna as trustee of the Alan F. Sussna Trust and 9,803 shares held by Mr. Sussna's wife, Brenda B. Sussna, as trustee of the Brenda B. Sussna Trust. Mr. Sussna disclaims beneficial ownership of all 9,803 shares held by his wife as trustee of the Brenda B. Sussna Trust. Also includes 500,000 shares underlying currently exercisable options, or options exercisable within 60 days, which are held by Mr. Sussna as Trustee of the Alan F. Sussna Trust.

 (9) Includes 144,923 shares held by Mr. Taslitz as trustee of the Kathy J. Taslitz Trust and 250,346 shares held by Mr. Taslitz and Mr. Goldman as co-trustees of the KJT Gift Trust. Mr. Taslitz disclaims beneficial ownership of the 250,346 shares held by him as co-trustee of the KJT Gift Trust. Also includes 168,695 shares underlying currently exercisable options or warrants or options exercisable within 60 days, of which warrants 66,695 are indirectly held by Mr. Taslitz as the Manager of Sterling BOCP, LLC, the warrant holder.

(10) Includes 40,000 shares underlying currently exercisable options or options exercisable within 60 days.

(11) Includes 64,750 shares underlying currently exercisable options or options exercisable within 60 days.

(12) Includes 63,250 shares underlying currently exercisable options or options exercisable within 60 days.

(13) Includes 78,000 shares underlying currently exercisable options or options exercisable within 60 days. Also includes 19,607 shares held by Mr. Jordan's IRA.

(14) Includes 78,000 shares underlying currently exercisable options or options exercisable within 60 days.

(15) Includes 75,000 shares underlying currently exercisable options or options exercisable within 60 days.

(16) Includes 1,600,695 shares underlying currently exercisable options or options exercisable within 60 days.

                                  COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth annual and long-term compensation for the fiscal years ended December 31, 1999, 2000 and 2001 for services in all capacities to our company of (i) our chairman, (ii) our chief executive officer, and (iii) our next three most highly compensated executive officers (collectively, the "Named Officers"). No other executive officer of our company received total annual salary and bonus in excess of $100,000 during 2001.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                         COMPENSATION
                                                                         ------------
                                               ANNUAL COMPENSATION        SECURITIES     ALL OTHER
                                           ---------------------------    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR   SALARY($)   BONUS($)    OPTIONS(#)       ($)(2)
---------------------------                ----   ---------   --------   ------------   ------------
Merrick M. Elfman,.......................  2001    120,000         --       19,000             --
  Chairman(1)                              2000     25,385     42,500       10,000             --
                                           1999         --         --       15,000             --

Alan F. Sussna,..........................  2001    364,820         --           --         44,100
  President and Chief                      2000    348,007    100,000           --         44,250
  Executive Officer                        1999    335,394    145,500           --         40,523

Thomas M. Dalton,........................  2001    183,171         --      120,000         24,837
  Senior Vice President, Chief             2000    172,048     50,000           --         23,625
  Operating Officer and                    1999    159,808     33,750      125,000         20,854
  Chief Financial Officer

Steven E. Englander,.....................  2001    118,373     20,000           --         15,911
  Senior Vice President -- Marketing       2000    112,144      6,500           --         15,724
                                           1999    106,999     10,000           --         14,060

Franklin M. Roth,........................  2001    168,980     65,000           --         11,441
  President of Prefco Corp.                2000    154,348     77,352       25,000         15,066
                                           1999    151,719     68,906       25,000         15,826

---------------

(1) Effective October 1, 2000, we entered into an employment agreement with Mr. Elfman pursuant to which Mr. Elfman is compensated for his services. Prior to October 1, 2000, Mr. Elfman was a non-employee director and was compensated for his services as director and chairman in the same manner as other non-employee directors.

(2) These amounts represent $1,523, $5,250 and $5,100 contributed by us in 1999, 2000 and 2001 respectively, to our 401(k) Plan on behalf of Mr. Sussna; $39,000, $39,000 and $39,000 paid to Mr. Sussna in 1999, 2000 and 2001, respectively, as an allowance for transportation costs and health related benefits; $18,000, $19,500 and $19,500 paid to Mr. Dalton in 1999, 2000 and
    2001, respectively, as an allowance for transportation costs and health related benefits; $12,000, $12,000 and $12,000 paid to Mr. Englander in 1999, 2000 and 2001, respectively, as an allowance for transportation costs and health related benefits; $11,862, $10,556 and $6,592 paid to Mr. Roth in 1999, 2000 and 2001, respectively, as an allowance for transportation costs and health related benefits; $2,854, $2,060 and $3,964 contributed by us in 1999 to our 401(k) Plan on behalf of Mr. Dalton, Mr. Englander and Mr. Roth, respectively; $4,125, $3,724 and $4,510 contributed by us in 2000 to our 401(k) Plan on behalf of Mr. Dalton, Mr. Englander and Mr. Roth, respectively; and $5,337, $3,911 and $4,849 contributed by us in 2001 to our 401(k) Plan on behalf of Mr. Dalton, Mr. Englander and Mr. Roth, respectively.

OPTION GRANTS AND EXERCISES

     The following table sets forth certain information concerning option grants to the Named Officers during 2001:

                             OPTION GRANTS IN 2001

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                     PRICE APPRECIATION FOR
                                INDIVIDUAL GRANTS                                          OPTION TERM
----------------------------------------------------------------------------------   -----------------------
                                               PERCENT OF
                                                 TOTAL
                                                OPTIONS
                               NUMBER OF       GRANTED TO
                              SECURITIES      EMPLOYEES IN   EXERCISE
NAME AND                      UNDERLYING         FISCAL      PRICE(5)   EXPIRATION       5%          10%
PRINCIPAL POSITION          OPTIONS GRANTED     YEAR(4)       ($/SH)       DATE         ($)          ($)
------------------          ---------------   ------------   --------   ----------   ----------   ----------
Merrick M. Elfman.........      10,000(1)         6.9 %       0.875      1/01/11      $  5,503     $ 13,945
  Chairman                       9,000(2)         6.21%        1.33      5/10/11      $  7,527     $ 19,077
Thomas M. Dalton..........     120,000(3)        82.76%        1.33      3/22/11      $100,368     $254,364
  Chief Financial Officer
  and Chief Operating
  Officer

---------------

(1) These options vest 2,500 each quarter so long as the holder remains a director of our company. As a result, by December 31 of the year in which they were granted, all 10,000 of theses options are exercisable.

(2) These options vest one-fourth at the end of each calendar quarter in the year in which they were granted so long as the holder remains a director of our company. As a result, by December 31 of the year in which they were granted, all of these options are exercisable.

(3) These options are immediately exercisable.

(4) Based on 145,000 options granted to all of our employees in 2001.

(5) Based on the market price on the date of grant.

     There were no option exercises by our Named Officers in 2001. Shown below is information with respect to outstanding options held by our Named Officers as of December 31, 2001. All options reflected in the chart below were granted under our Option Plan.

                     AGGREGATED 2001 YEAR-END OPTION VALUES

                                      NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED IN-THE-MONEY
                                      UNEXERCISED OPTIONS AT 12/31/01           OPTIONS AT 12/31/01
               NAME                      EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE (1)
               ----                   -------------------------------    ---------------------------------
Merrick M. Elfman.................        103,500/0                          $61,568/$0
Alan F. Sussna....................     500,000/250,000                      $225,000/$0
Thomas M. Dalton..................        320,000/0                         $128,400/$0
Steven E. Englander...............      30,000/15,000                      $4,312/$4,406
Franklin M. Roth..................        75,000/0                           $20,000/$0

---------------

(1) Based on the closing price of $2.40 per share of our Common Stock on December 31, 2001, as reported by the American Stock Exchange.

PERFORMANCE GRAPH

     The graph below compares our cumulative stockholder return on our common stock since December 31, 1996 with the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and a composite peer group of Hormel Foods Corp., Smithfield Foods, Inc., Thorn Apple Valley, Inc. and Bridgford Foods Corp.

     Since December 31, 1997, our Common Stock has been principally traded on the American Stock Exchange ("AMEX") under the symbol "ABR."

                                  [LINE GRAPH]

-------------------------------------------------------------------------------------------------
                                  12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-------------------------------------------------------------------------------------------------
 Atlantic Premium Brands, Ltd.     100.0      129.7       64.9       69.2       30.3       87.4
-------------------------------------------------------------------------------------------------
 Nasdaq Stock Market (U.S.)        100.0      122.5      172.7      320.9      193.0      153.1
-------------------------------------------------------------------------------------------------
 Composite Peer Group              100.0      137.9      138.8      145.8      154.7      223.9
-------------------------------------------------------------------------------------------------

     This graph is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Act of 1934 (the "1934 Act"), and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by us under the Securities Act of 1933 (the "1933 Act") or the 1934 Act.

EMPLOYMENT AGREEMENTS

     We have employment agreements with the following Named Officers: Mr. Elfman, Mr. Sussna, Mr. Dalton and Mr. Englander.

     Mr. Elfman's employment agreement is currently in effect until April 30, 2003, and extends for additional one year periods thereafter, unless terminated by written notice given by either party to the other three months prior to each April 30th. The employment agreement provides for a signing bonus of $42,500 which was paid upon execution of the employment agreement in October 2000, and a salary of $115,000 per year, which increases by 5% on May 1 of each year, beginning May 1, 2002. If Mr. Elfman's employment terminates for any reason prior to a scheduled expiration date, we remain obligated to pay all amounts and provide all benefits provided for in his employment agreement through the scheduled expiration date. In addition, all amounts due under Mr. Elfman's employment agreement will be immediately due in the event that our company is sold, whether through a change of control or a sale of substantially all of our assets, or we are taken private.

     Mr. Sussna's employment agreement remains in effect until terminated by either party and provides for base compensation of $367,593 and eligibility to receive a bonus of up to 50% of base compensation to be determined by the Compensation Committee of the Board of Directors based on standards and criteria they establish. If Mr. Sussna's employment is terminated either (1) by us without cause, or (2) by the executive due to a reduction in responsibility without his consent, a reduction in his base salary, relocation of his office from Chicago, Illinois, our failure to comply with the terms of the employment agreement, or certain changes of control of our company, then the executive will receive $183,796.50 payable over six months in accordance with our payroll policies (the "Termination Payment"), the annual bonus to which the executive would have been entitled but for the termination, and continued employee benefits for the maximum period permitted by law. These separation benefits are also triggered if the aggregate beneficial ownership of the following individuals is reduced to less than 15% of the number of shares of common stock outstanding: Douglas L. Becker, Eric D. Becker, Merrick M. Elfman, Bruce L. Goldman, Rudolf Christopher Hoehn-Saric and Steven M. Taslitz, as well as their spouses and dependent children or trusts established for their benefit (a "Stockholder Exit"). In addition, Mr. Sussna's employment agreement provides that if there is a change of control of our company during the term of Mr. Sussna's employment with us, or within 120 days after a termination by us without cause, then Mr. Sussna shall receive $367,593, less any amounts already received pursuant to the Termination Payment.

     Mr. Dalton's employment agreement is currently in effect until April 6, 2003, and extends for additional one year periods unless terminated by written notice given by either party to the other six months prior to April 5 of each year. Pursuant to the employment agreement, Mr. Dalton's base compensation is subject to normal cost of living increases, as well as those increases permitted by our Compensation Committee, and his employment agreement provides for an annual bonus of up to 40% of his base salary based on management objectives and actual cash flow. Mr. Dalton's employment agreement provides that if his employment is terminated either (1) by us without cause, or (2) by the executive due to a reduction in responsibility without his consent, a reduction in his base salary, relocation of his office from Chicago, Illinois, our failure to comply with the terms of the employment agreement, certain changes of control of our company or a Stockholder Exit, then Mr. Dalton will receive his full base salary, the annual bonus to which the executive would have been entitled but for the termination, and continued employee benefits for the maximum period permitted by law.

     Mr. Englander's employment agreement may be terminated by Mr. Englander or us at any time, subject in some circumstances to our obligation to pay Mr. Englander's compensation for a period of up to six months after the termination, which period depends upon the reason for the termination and the duration of Mr. Englander's employment with us prior to termination. The employment agreement provides for Mr. Englander's base compensation, which is subject to normal cost of living increases, and an annual bonus of up to 30% of his base salary, 50% of which will be based on our overall performance and 50% of which will be based upon management objectives described by our chief executive officer on an annual basis.

     The employment agreements for Mr. Sussna, Mr. Dalton, Mr. Elfman and Mr. Englander also contain certain non-competition and confidentiality provisions pursuant to which they agree not to compete with our company for a period of two years following termination of their employment with us, nor will they solicit for employment any director, stockholder or certain employees of our company during such period (except for Mr. Sussna, who may not solicit such persons for three years). The employment agreements also provide that Mr. Sussna, Mr. Dalton, Mr. Elfman and Mr. Englander will not disclose any confidential information concerning our company and our business to any other person or entity except as may be required by law.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Our Board of Directors and our Compensation Committee have furnished the following report on our policies with respect to the compensation of our executive officers. The report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the 1934 Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by us under the 1933 Act or the 1934 Act.

     Our Board of Directors established our Compensation Committee at the end of 1993, and our Compensation Committee will determine and act upon compensation decisions as described below in 2002 and future years. Decisions on compensation of our executive officers generally will be made by our Compensation Committee of the Board of Directors. No member of our Compensation Committee is an employee of our company. Since April 1998, our Compensation Committee has consisted of Mr. Fleming, Mr. Jordan and Mr. Miller. All decisions by our Compensation Committee relating to the compensation of our executive officers will be reviewed by our full Board of Directors.

Compensation Policies Toward Named Officers and Executive Officers

     Our executive compensation policies are intended to provide competitive levels of compensation that reflect our annual and long-term performance goals, reward superior corporate performance and assist us in attracting and retaining qualified executives. Total compensation for our executive officers is comprised of three principal components: base salary, annual incentive compensation and grants of options to purchase our common stock. The base salaries, if not fixed by contract, are set at levels which our Compensation Committee believe are comparable to those of executives of similar status in the food industry. In addition to base salary, each senior executive may be eligible to receive an annual bonus tied to our success in achieving certain annual performance measures, as well as individual performance. Our Board of Directors and Compensation Committee also believe that longer-term incentives are appropriate to motivate and retain key personnel and that stock ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. Accordingly, our Compensation Committee intends to consider annual grants of stock options to certain of our executive officers and other eligible persons under our option plan.

     The following describes in more specific terms the three elements of our executive officers' compensation in 2001:

          Base Salary. The base salaries for Mr. Elfman, Mr. Sussna, Mr. Dalton and Mr. Englander are fixed by contract. Our Compensation Committee may also consider discretionary adjustments for those executive officers under contract. In 2001, the base salaries for Mr. Sussna, Mr. Dalton and Mr. Englander were adjusted.

          Annual Incentive Bonus. Annual incentive bonuses are primarily based upon the achievement of measurable pre-tax earnings performance goals established at the beginning of the fiscal year. With respect to Mr. Sussna, we are to pay Mr. Sussna an annual bonus of up to 50% of his base salary, based on standards and criteria established by the Compensation Committee. Mr. Dalton's bonus of up to 40% of base salary is based on our actual cash flow and management objectives. Mr. Englander's bonus of up to 30% of base salary is based 50% on our overall performance and 50% on management objectives described by our Chief Executive Officer on an annual basis. Our Compensation Committee may also consider discretionary bonuses for those executive officers under contract. Mr. Elfman's Employment Agreement does not provide for such an annual incentive bonus.

          Long-Term Stock Option Incentives. Stock options provide executives with the opportunity to buy an equity interest in our company and to share in the appreciation of the value of our common stock. Stock options are granted at the fair market value price of our common stock on the date of grant, are subject to vesting over time and only have future value for our executive officers if the stock price appreciates from the date of grant. All options have terms of ten years from the date of grant. Factors influencing stock option grants to our executive officers include performance of our company, relative levels of responsibility, contributions to the businesses of our company and competitiveness with other growth oriented companies. Stock options granted to our executive officers and other management employees are approved by our Compensation Committee. In 2001, Mr. Sussna, Mr. Englander and Mr. Roth were not granted any options and Mr. Elfman was not granted any options other than options to purchase 10,000 shares as compensation for services as a director and options to purchase 9,000 shares as compensation for his services on the Executive Committee. In 2001, Mr. Dalton was granted 120,000 immediately exercisable stock options.

          Other Compensation Plans. We maintain a defined contribution plan (the "401(k) Plan") which is intended to satisfy the tax qualification requirements of Sections 401(a), 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Our executive officers are eligible to participate in the 401(k) Plan and are permitted to contribute up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 404 and 415 (i.e., $10,500 in 2001). All amounts deferred under the 401(k) Plan's salary reduction feature by a participant vest immediately in the participant's account while contributions made by us vest over a six year period in the participant's account. We will make a matching contribution to the 401(k) Plan equal to 50% of each participant's contribution, up to a maximum of 6% of the participant's salary. We may make additional discretionary contributions.

          Benefits. Benefits offered to our executive officers are largely those that are offered to our general employee population, such as group health and life insurance coverage and participation in the 401(k) Plan. Benefits are not tied directly to corporate performance.

     Our Compensation Committee believes that our executive compensation policies and programs serve the interests of our company and our stockholders. Total compensation to our executive officers is linked to our performance.

     Submitted by the Members of the Compensation Committee:

          Brian Fleming
          G. Cook Jordan, Jr.
          John A. Miller

                                 AUDIT MATTERS

     We engaged the firm of KPMG LLP as our independent public accountants for 2001 and 2002. It is expected that a representative from this firm will be present at the Annual Meeting, and will be available to respond to appropriate questions from the stockholders if the need arises, or make a statement if the representative desires to do so.

AUDIT FEES

     The aggregate fees we incurred with KPMG LLP for professional services rendered for the annual audit and for the review of our quarterly reports on Form 10-Q for the fiscal year 2001 totaled $137,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP did not render any professional services to us for fiscal year 2001 in connection with financial information systems design or implementation, the operation of our information systems or the management of our local area network.

ALL OTHER FEES

     The aggregate fees we incurred with KPMG LLP for all other non-audit services during fiscal year 2001 totaled $104,875, which included fees for work performed in connection with an audit of an employee benefit plan, changes in accounting principles, and a new debt agreement. The Audit Committee has determined that the non-audit services performed by KPMG LLP are compatible with maintaining KPMG LLP's independence.

AUDIT COMMITTEE REPORT

     Our Audit Committee is comprised of three independent directors and operates under a written charter adopted by our Board of Directors and attached to this Proxy Statement as EXHIBIT A. The members of our Audit Committee are John T. Hanes, G. Cook Jordan, Jr. and John A. Miller.

     Our Committee recommends to our Board of Directors the selection of our independent public accountants. Our Committee also provides assistance to the members of our Board of Directors in fulfilling their oversight functions over our financial statements. It is not the duty of our Committee, however, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of our independent public accountants. Our management has the responsibility to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles.

     Our Committee has received reports and met and held discussions with management and the independent accountants. Our Committee has also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61. Our independent public accountants also provided to our Committee the written report, disclosure and letter required by the Independent Standards Board Standard No. 1. Our Committee discussed with the independent public accountants these materials and the firm's independence from us.

     Based on our Committee's discussion with, and review of the reports from, management and our independent public accountants and our Committee's reliance on the representation of management that our audited consolidated financial statements were prepared in accordance with generally accepted principles, our Committee recommends that our Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission.

     Submitted by the Members of the Audit Committee:

          John T. Hanes
          G. Cook Jordan, Jr.
          John A. Miller

     The above Audit Committee Report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the 1934 Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by us under the 1933 Act or the 1934 Act.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires our officers, directors and certain beneficial holders of our common stock to file reports about their beneficial ownership of our common stock. Specific due dates for these reports have been established and we are required to disclose in this proxy statement any failure to file by these dates during 2001. All of these filing requirements were timely satisfied, except Mr. Miller failed to timely report four transactions and Mr. Taslitz failed to timely report one transaction. In making these disclosures, we have relied solely upon written representations of our directors and executive officers and copies of the reports they filed with the SEC.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     On October 1, 2000, we entered into a management agreement with Sterling Advisors pursuant to which Sterling Advisors was to provide us with management and advisory services, including assisting our executives in making management, financial and strategic decisions, during the initial term ending April 30, 2002. Messrs. Douglas Becker (a 5% beneficial owner of our common stock), Eric Becker (a director and 5% beneficial owner), Rudolph Christopher Hoehn-Saric (a 5% beneficial owner), and Steven Taslitz (a director and 5% beneficial owner) own Sterling Advisors. During the initial term of the management agreement, we were to pay Sterling Advisors a consulting fee of $36,000 per month. Additionally, we were to pay $200,000 to Sterling Advisors on the date of execution of the management agreement. The management agreement also contains certain non-competition and confidentiality provisions pursuant to which Sterling Advisors agrees not to compete with us or disclose any confidential information for a period of two years following termination of the agreement, nor will it solicit for employment any director, stockholder or certain employees of our company during such period. In connection with the April 2001 restructuring of our senior subordinated debt to Banc One Capital Partners, described in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of the Annual Report to stockholders which accompanies this proxy statement, this management agreement was terminated and all amounts payable thereunder were waived.

     Also in connection with the April 2001 restructuring of our senior subordinated debt to Banc One Capital Partners, Sterling BOCP, LLC purchased a 10% interest in the senior subordinated debt from Banc One Capital Partners, including a corresponding 10% interest in the warrants with a put option which were issued in connection with the senior subordinated debt. These warrants with a put option are described in the "Liquidity and Capital Resources" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations. Sterling BOCP is owned by Messrs. Douglas Becker (a 5% beneficial owner), Eric Becker (a director and 5% beneficial owner), Merrick Elfman (an executive officer, director and 5% beneficial owner), Bruce Goldman (a 5% beneficial owner), John Miller (a director) and Steven Taslitz (a director and 5% beneficial owner).

                             STOCKHOLDER PROPOSALS

     All stockholder proposals intended to be presented at the 2003 Annual Meeting of Stockholders must be received by us no later than February 28, 2003 and must otherwise comply with rules of the Securities and Exchange Commission for inclusion in our proxy statement and form of proxy relating to the meeting. If a stockholder wishes to present a proposal before the 2003 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and form of proxy relating to the meeting, then the proposal must be received by us no later than May 14, 2003.

                                 OTHER MATTERS

     We know of no other matters to be presented for action at the Annual Meeting other than those mentioned above. However, if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

     A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 ACCOMPANIES THIS PROXY STATEMENT. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE SAME YEAR BY WRITING TO ATLANTIC PREMIUM BRANDS, LTD., ATTENTION: TOM WIPPMAN, SECRETARY, 650 DUNDEE ROAD, SUITE 370, NORTHBROOK, ILLINOIS 60062.

                                                                       EXHIBIT A

                         ATLANTIC PREMIUM BRANDS, LTD.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. In so doing, it shall be the responsibility of the Committee to maintain free and open means of communication between the members of the Board, the Company's independent public accountants who audit the Company's financial statements (the "Auditors"), and the Company's financial management. The Board shall have the ultimate authority and responsibility, based upon recommendations from the Committee, to select, and where appropriate, replace the Auditors, who are ultimately accountable to the Board of Directors and the Committee.

     While the Committee has the functions set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company's independent accountants. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management.

II.  Audit Committee Composition and Meetings

     The Committee shall be comprised of three directors as determined by the Board. Committee members shall meet the requirements of the American Stock Exchange.

     If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall hold such regular meetings as may be necessary and such special meetings as may be called by the Chair of the Committee or at the request of the Auditors or management. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the Auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should communicate with management and the Auditors quarterly to review the Company's financial statements and significant findings based upon the Auditor's limited review procedures. The Chair of the Committee may represent the entire Committee for purposes of this review.

III. Audit Committee Responsibilities and Duties

     Review Procedures

     1. Assist the Board of Directors of the Company in fulfilling its oversight functions with respect to the quality, integrity and annual independent audit of the Company's financial statements.

     2. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     3. Review the Company's annual audited financial statements prior to filing with the SEC. This review should include discussion with management and the Auditors of significant issues regarding accounting principles, practices, and judgments.

     4. Review with financial management and the Auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the Auditors in accordance with Statement of Accounting Standards No. 61. The Chair of the Committee may represent the entire Committee for purposes of this review.

     Independent Auditors

     5. The Committee shall review the independence and performance of the Auditors and annually recommend to the Board of Directors the appointment of the Auditors or approve any discharge of the Auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the Auditors.

     7. On an annual basis, the Committee should review and discuss with the Auditors all significant relationships they have with the Company that could impair the Auditors' independence. The Committee shall receive from the Auditors a formal written statement delineating all relationships between the Auditors and the Company.

     8. Review the Auditors' audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Discuss with the Auditors their judgments about the quality of the Company's accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

     10. Review any significant disagreements between financial management and the Auditors in connection with the preparation of the Company's financial statements.

     11. Review with the Auditors and financial management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

     12. Provide an open avenue of communication among the Auditors, management and the Board of Directors.

     Other Audit Committee Responsibilities

     13. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     14. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     15. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

[FRONT SIDE OF PROXY CARD]


PROXY                     ATLANTIC PREMIUM BRANDS, LTD.                    PROXY
                              NORTHBROOK, ILLINOIS



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned holder of the Common Stock of Atlantic Premium Brands, Ltd. (the "Corporation") acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders, dated June 28, 2002, hereby constitutes and appoints Thomas M. Dalton, Merrick M. Elfman and Tom D. Wippman, and each of them acting singly in the absence of the other, as Proxies and with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of Common Stock of the Corporation held of record by the undersigned on June 19, 2002, at the Annual Meeting of Stockholders to be held at 10:00 a.m. local time on July 31, 2002, or at any adjournment(s) thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL ONE, AND, IF OTHER BUSINESS IS PRESENTED AT THE MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

[BACK SIDE OF PROXY CARD]

ELECTION OF THREE (3) DIRECTORS FOR A THREE-YEAR TERM.

         CLASS III (to serve until the 2005 annual meeting of stockholders)


         The Board of Directors Unanimously Recommends a Vote FOR the Following Nominees.

                                         FOR          WITHHOLD

         01 - John A. Miller             [ ]             [ ]

         02 - Franklin M. Roth           [ ]             [ ]

         03 - Alan F. Sussna             [ ]             [ ]


         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Dated: ______________, 2002


                                       ____________________________________
                                       Signature(s)

Please sign exactly as your name appears on this form. When shares are held in more than one name, each joint owner should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.